Exhibit 32.1
Certification by the Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 of Zai Lab Limited (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Samantha (Ying) Du, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2024	/s/ Samantha (Ying) Du
Samantha (Ying) Du
Chief Executive Officer
(Principal Executive Officer)